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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statements on Form S-3 (File No. 333-56621) and on Form S-8 (File No.'s 333-84729, 333-84731, 333-84733 and 333-84735) of Ascent Pediatrics, Inc. of our
report dated March 23, 2001, relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers  LLP


Boston,  Massachusetts
April  2,  2001